INTANGIBLE ASSETS, NET (Schedule of Estimated Amortization Expense) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
INTANGIBLE ASSETS, NET [Abstract]
2016	$ 1,666
2017	1,488
2018	1,647
2019	1,318
Total	$ 6,119	$ 7,549